PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Allianz RCM Global EcoTrendsSM Fund

1345 Avenue of the Americas

New York, New York 10105

June 24, 2008

Dear Shareholder:

Your Fund’s Meeting of Shareholders convened as scheduled on June 23, 2008. However, we regret to inform you that your Fund did not receive sufficient votes to pass the proposal. As a result the Shareholder Meeting has been adjourned again, to Tuesday, July 8, 2008 at 9 a.m. Eastern Time.

Allianz Global Investors Fund Management LLC (the Fund’s advisor) and the Trustees are proposing the merger of the Fund into Allianz RCM Global EcoTrends Fund, a series of Allianz Funds Multi-Strategy Trust; because it offers shareholders of the Fund the opportunity to invest in a fund with substantially similar investment policies, but with increased liquidity and a potentially lower expense ratio. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional adjournment and solicitation. The Trustees of the Fund recommend that Shareholders vote FOR approval of the proposed merger.

IF YOU ARE NOT PLANNING TO ATTEND THE MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal, or to vote your shares please call 1-866-751-6313. To vote your shares, the following voting options below have been set up for your convenience.

1. Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number attached to the enclosed proxy card.

2. Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy card and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-751-6313 if you have any questions regarding this Shareholder Meeting or to have your shares voted. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

Thank you for your assistance with this important matter.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Sincerely,

Brian S. Shlissel
President and Chief Executive Officer

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Allianz RCM Global EcoTrendsSM Fund

1345 Avenue of the Americas

New York, New York 10105

June 24, 2008

Dear Shareholder:

Your Fund’s Meeting of Shareholders convened as scheduled on June 23, 2008. However, we regret to inform you that your Fund did not receive sufficient votes to pass the proposal. As a result the Shareholder Meeting has been adjourned again, to Tuesday, July 8, 2008 at 9 a.m. Eastern Time.

Allianz Global Investors Fund Management LLC (the Fund’s advisor) and the Trustees are proposing the merger of the Fund into Allianz RCM Global EcoTrends Fund, a series of Allianz Funds Multi-Strategy Trust, because it offers shareholders of the Fund the opportunity to invest in a fund with substantially similar investment policies, but with increased liquidity and a potentially lower expense ratio. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional adjournment and solicitation. The Trustees of the Fund recommend that Shareholders vote FOR approval of the proposed merger.

IF YOU ARE NOT PLANNING TO ATTEND THE MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal, please call 1-866-751-6313 and ask for Jennifer Kennedy. To vote your shares, the following voting options below have been set up for your convenience.

1. Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number attached to the enclosed proxy card.

2. Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy card and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-751-6313 and ask for Jennifer Kennedy if you have any questions regarding this Shareholder Meeting or to have your shares voted.

Thank you for your assistance with this important matter.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Sincerely,

Brian S. Shlissel
President and Chief Executive Officer